                          SECURITIES AND EXCHANGE COMMISSION

                                   Washington, D.C.



                                 PHARMAGENICS, INC.


                            ------------------------------

                                    Exhibit 10.56

                                          to

                            QUARTERLY REPORT ON FORM 10-Q

                         For Quarter Ended September 30, 1996

                                  PHARMAGENICS, INC.

                            REGISTRATION RIGHTS AGREEMENT


      This Agreement dated as of February 13, 1996 is entered into by and among PharmaGenics, Inc., a Delaware corporation (the "Company"), the Existing Investors listed on Schedule I hereto (the "Existing Investors") and the purchasers of the shares (the "Shares") of Series C Convertible Preferred Stock, $.01 par value (the "Series C Preferred Stock") of the Company listed on
Schedule II attached hereto (the "New Investors", and together with the Existing Investors, the "Investors").

         WHEREAS, the Existing Investors are holders of Series C Preferred Stock of the Company (as defined herein);

         WHEREAS, the New Investors desire to purchase the Shares pursuant to a Subscription Agreement dated as of the date hereof (the "Subscription Agreement"); and

         WHEREAS, the Company, the Existing Investors and the New Investors desire to set forth certain arrangements for the registration of the Restricted Shares (as hereinafter defined) under the Securities Act of 1933, as amended, on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

         1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

              COMMISSION shall mean the U.S. Securities and Exchange
Commission, or any other federal agency at the time administering the Securities Act.

              COMMON STOCK shall mean the common stock, $0.01 par value per share, of the Company.

              EXCHANGE ACT shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission issued under the Exchange Act, as they each may, from time to time, be in effect.

              PREFERRED SHARES shall mean the Series C Preferred Shares held of record by the Investors as of the Closing (as defined in the Subscription Agreement).

              PREFERRED STOCK shall mean the Series C preferred Stock.

              PREFERRED STOCKHOLDERS shall mean, collectively, all holders of Preferred Stock.

              RESERVED SHARES shall mean the shares of Common Stock reserved by the Company for issuance or actually issued upon conversion of the Preferred Shares.

              RESTRICTED SECURITIES shall mean the Preferred Shares or any of the Reserved Shares issued upon conversion of the Preferred Shares which have not been sold (a) in connection with an effective registration statement filed pursuant to the Securities Act or (b) pursuant to Rule 144 promulgated by the Commission under the Securities Act at any time after the Company shall have satisfied or become in compliance with subparagraph (c) (i) of said Rule 144.

              RESTRICTED SHARES shall mean the shares of Common Stock constituting Restricted Securities.

              SECURITIES ACT shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

              SERIES C PREFERRED SHARES shall mean the 977,034 shares of Series C Preferred Stock owned by the Existing Investors and the shares of Series C Preferred Stock purchased by the New Investors pursuant to the Subscription Agreement, as indicated next to each New Investor's name on Schedule II.

              SERIES C PREFERRED STOCK shall mean the Series C Convertible Preferred Stock, $0.01 par value, of the Company.

              SUBSCRIPTION AGREEMENT shall have the meaning set forth in the Introduction.

              STOCKHOLDERS shall mean all holders of capital stock of the Company.

         2. REQUIRED REGISTRATION. If the Company shall be requested (i) by holders of at least 50% of the outstanding Restricted Securities to effect the registration under the Securities Act of Restricted Shares or (ii) after the first registration pursuant to this Section 2, by one or more of the holders of Restricted Securities to effect the registration under the Securities Act of Restricted Shares having a proposed aggregate offering price equal to or greater than $5,000,000, the Company shall promptly give written notice of such proposed registration to all holders of Restricted Securities, and thereupon the Company shall promptly use its best efforts to effect the registration under the Securities Act of the Restricted Shares that the Company has been requested to register for disposition as described in the request of such holders of Restricted Securities within 30 days after the giving of the written notice by the Company; PROVIDED, HOWEVER, that the Company shall not be obligated to effect any registration under the Securities Act except in accordance with the following provisions and Section 4:


         (a) Subject to Section 4, the Company shall not be obligated to file and cause to become effective more than two (2) registration statements in which Restricted Shares are registered under the Securities Act pursuant to this
Section 2, if all of the Restricted Shares offered under those two (2) registration statements are sold hereunder upon the price and terms offered.

         (b) Anything contained herein to the contrary notwithstanding, with respect to each registration requested pursuant to this Section 2, the Company may include in such registration any authorized but unissued shares of Common Stock (or authorized treasury shares) for sale by the Company or any issued and outstanding shares of Common Stock for sale by others; PROVIDED, HOWEVER, that if the number of shares of Common Stock so included pursuant to this clause (b) exceeds the number of Restricted Shares requested by the holders of Restricted Shares requesting such registration, then such registration shall be deemed to be a registration in accordance with and pursuant to Section 3; PROVIDED FURTHER, HOWEVER, that the inclusion of such previously authorized but unissued shares by the Company or issued and outstanding shares of Common Stock by others in such registration shall not adversely affect, in the reasonable opinion of the holders of Restricted Shares requesting such registration, their ability to effectively market the entire number of Restricted Shares requested by them.

         (c) Anything contained herein to the contrary notwithstanding, the Company shall not be obligated to cause to become effective a registration statement under the Securities Act pursuant to this Section 2 until a date no later than 6 months from the effective date of a registration statement under the Securities Act filed by the Company registering securities of the Company in its initial public offering of securities.

    3.   PIGGYBACK REGISTRATION.

         (a) Each time that the Company proposes for any reason to register any of its securities under the Securities Act (other than pursuant to a registration statement on Form S-4 or Form S-8 or similar or successor forms (collectively, "Excluded Forms")), the Company shall promptly give written notice of such proposed registration to all holders of Restricted Securities, which shall offer such holders the right to request inclusion of any Restricted Shares in the proposed registration.

         (b) Each holder of Restricted Securities shall have 30 days from the receipt of such notice to deliver to the Company a written request specifying the number of Restricted Shares such holder intends to sell and the holder's intended method of disposition.

         (c) In the event that the proposed registration by the Company is, in whole or in part, an underwritten public offering of securities of the Company, and request under Section 3(b) may specify that the Restricted Shares be included in the underwriting (i) on the same terms and conditions as the shares of Common Stock, if any, otherwise being sold through underwriters under such registration or (ii) on terms and conditions comparable to those normally applicable to offerings of common stock in reasonably similar circumstances in the event that no shares of Common Stock other than Restricted Shares are being sold through underwriters under such registration.

         (d) Upon receipt of a written request pursuant to Section 3(b), the Company shall promptly use its best efforts to cause all such Restricted Shares to be registered under the Securities Act, to the extent required to permit sale or disposition as set forth in the written request.

         (e) Notwithstanding the foregoing, if the managing underwriter determines and advises in writing that the inclusion of all Restricted Shares proposed to be included in the underwritten public offering, together with any other issued and outstanding shares of Common Stock proposed to be included therein by holders other than the holders of Restricted Securities (such other shares, collectively, the "Other Shares"), would interfere with the successful marketing of such securities, then the number of Restricted Shares and Other Shares to be included in such underwritten public offering shall be reduced, FIRST, (i) from the number of shares requested to be included in such registration by the holders of Other Shares (on a PRO RATA basis based on the number of shares requested to be included in such registration by each such holder), and SECOND, if necessary, (ii)(A) one-half (1/2) of the remaining number of shares to be reduced, from the shares proposed to be registered by the Company, and (B) one-half (1/2) of the remaining number of shares to be reduced, from the number of Restricted Shares then owned by such holder of such Restricted Shares (on a PRO RATA basis based upon the number of Restricted Shares requested to be registered, if any by such holder). In each case, those shares of Common Stock which are excluded from the underwritten public offering shall be withheld from the market by the holders thereof for a period, not to exceed 180 days, which the managing underwriter reasonably determines as necessary in order to effect the underwritten public offering.

         (f) The rights granted under this Section 3 shall not apply to the initial public offering of the Company's Common Stock at a price of at least $7.50 per share (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares) resulting in gross proceeds to the Company of at least $10,000,000.

         4. REGISTRATIONS ON FORM S-2 OR S-3. At such time as the Company shall have qualified for the use of Form S-2 or S-3 (or any successor form promulgated under the Securities Act), each holder of Restricted Securities shall have the right to request in writing an unlimited number of registrations on Form S-2 or S-3. Each such request by a holder shall: (a) specify the number of Restricted Shares which the holder intends to sell or dispose of; (b) state the intended method by which the holder intends to sell or dispose of such Restricted Shares; and (c) request registration of Restricted Shares having a proposed aggregate offering price of at least $500,000. Upon receipt of a request pursuant to this Section 4, the Company shall use its best efforts to effect such registration or registrations on Form S-2 or S-3; PROVIDED, HOWEVER, that in no event shall the Company be obligated to file and cause to be effective more than one (1) Form S-2 or S-3 registration statement in any six
(6) month period.

         5. PREPARATION AND FILING. If and whenever the Company is under an obligation pursuant to the provision of this Agreement to use its best efforts to effect the registration of any Restricted Shares, the Company shall, as expeditiously as practicable:

              (a) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective in accordance with Section 5(b) hereof;

              (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used as may be necessary to keep such registration statement effective for at least nine months and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Restricted Shares covered by such registration statement;

              (c) furnish to each selling stockholder such number of copies of any summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the public sale or other disposition of such Restricted Shares;

              (d) use its best efforts to register or qualify the Restricted Shares covered by such registration statement under the securities or blue sky laws of such jurisdictions as each such seller shall reasonably request and do any and all acts or things which may be necessary or advisable to enable such seller to consummate the public sale or other disposition in such jurisdictions of such Restricted Shares; PROVIDED, HOWEVER, that the Company shall not be required to consent to general service of process for all purposes in any jurisdiction where it is not then subject to process, qualify to do business as a foreign corporation where it would not be otherwise required to qualify or submit to liability for state or local taxes where it is not liable for such taxes;


              (e) notify each seller of Restricted Shares covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statements is required to be delivered under the Securities Act within the appropriate period mentioned in Section 5(b) hereof, of the happening of any event as a result of which the prospectus included in such registration, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

              (f) furnish, at the request of any holder requesting registration of Restricted Shares pursuant to this Agreement, on the date that such Restricted Shares are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the holder or holders making such request, and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the holder or holders making such request.

         6. EXPENSES. All expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), fees and expenses of complying with securities and blue sky laws, printing expenses and fees and disbursements of counsel, including with respect to each registration effected pursuant to Section 2, the reasonable fees and disbursements of not more than one counsel for the Investors as selling stockholder(s) thereunder will be paid by the Company; PROVIDED, HOWEVER, that all underwriting discounts and selling commissions applicable to the Restricted Shares covered by registrations effected pursuant to Section 2,3 or 4 hereof shall be borne by the seller or sellers thereof, in proportion to the number of Restricted Shares sold by such seller or sellers.

         7.   INDEMNIFICATION.

                   (a) In the event of any registration of any Restricted Shares under the Securities Act pursuant to this Agreement or registration or qualification of any Restricted Shares pursuant to Section 5(d) hereof, the Company shall indemnify and hold harmless the seller of such shares, each underwriter of such shares, if any, each broker or any other person acting on behalf of such seller and each other person, if any, who controls any of the foregoing persons, within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Restricted Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or any document incident to registration or qualification of any Restricted Shares pursuant to Section 5(d) hereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made, not misleading, or any violation by the Company of the Securities Act or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws. The Company shall reimburse such seller, such underwriter, broker or other person acting on behalf of such seller and each such controlling person for any legal or any other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said prospectus, or said amendment or supplement or any document incident to registration or qualification of any Restricted Shares pursuant to Section 5(d) hereof in reliance upon and in conformity with written information furnished to the Company by such seller or such underwriter specifically for use in the preparation thereof.

                   (b) Before Restricted Shares held by any prospective seller shall be included in any registration pursuant to this Agreement, such prospective seller and any underwriter acting on its behalf shall have agreed to indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a)) the Company, each director of the Company, each officer of the Company who shall sign such registration statement and any person who controls the Company within the meaning of the Securities Act, with respect to any untrue statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller or such underwriter specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus or amendment or supplement; PROVIDED, HOWEVER, that the maximum amount of liability in respect of such indemnification shall be limited, in the case of each prospective seller, to an amount equal to the net proceeds actually received by such prospective seller from the sale of Restricted Shares effected pursuant to such registration.

                   (c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in this
Section 7(a) or (b), such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party shall be responsible for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof; PROVIDED, HOWEVER, that, if any indemnified party shall have reasonably concluded that there may be one or more legal defenses available to such indemnified party which are different from or additional to those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 7, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this Section 7. The indemnifying party shall not make any settlement of any claims indemnified against hereunder without the written consent of the indemnified party or parties, which consent shall not be unreasonably withheld.

                   (d) Notwithstanding any of the foregoing, if, in connection with an underwritten public offering of the Common Stock, the Company, the selling stockholders and the underwriters enter into an underwriting or purchase agreement relating to such offering which contains provisions covering indemnification among the parties, the indemnification provisions of this
Section 7 shall be deemed inoperative for purposes of such offering.

         8. INFORMATION BY HOLDER. Each Stockholder including Restricted Shares in any registration shall furnish to the Company such information regarding such Stockholder and the distribution proposed by such Stockholder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.


         9. INVESTOR "STAND-OFF" AGREEMENT. Each Investor, if requested by the Company and the managing underwriter of an offering by the Company of Common Stock or other securities of the Company pursuant to a registration statement, shall agree not to sell publicly or otherwise transfer or dispose of any Restricted Shares or other securities of the Company held by such Stockholder for a specified period of time not to exceed 30 days prior to, and 180 days following, the effective date of such registration statement; PROVIDED, that:

                   (a) such agreement shall only apply to the first registration statement covering Common Stock to be sold on its behalf to the public in an underwritten offering; and

                   (b) all officers and directors of the Company enter into similar agreements.

         10. TRANSFERS OF RIGHTS. This Agreement, and the rights and obligations of each Investor hereunder, may be assigned by such Investor to any person or entity to which

Restricted Securities are transferred by such Investor, and such transferee shall be deem an "Investor" for purposes of this Agreement; provided that the transferee provides written notice of such assignment to the Company.

         11.  GENERAL.

                   (a) NOTICES. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered
(i) two business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

         If to the Company, at 4 Pearl Court, Allendale, New Jersey O7401,
Attention: President;

         If to an Investor, at his or its address set forth in the Company's stock ledger.

         Any party may give any notice, request, consent or other communication under this Agreement using any other means including, without limitation, personal delivery, messenger services, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

                   (b) ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof as it relates to the Restricted Securities and supersedes all prior agreements and understandings relating to such subject matter as they relate to the Restricted Securities.

                   (c) AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least a majority of the Restricted Shares (including for this purpose Reserved Shares issuable upon the conversion or exercise of Restricted Securities); PROVIDED, that this Agreement may be amended with the consent of the holders of less than all Restricted Shares only in a manner which affects all Restricted Shares in the same fashion. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

                   (d) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

                   (e) SEVERABILITY. The invalidity or unenforecability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                   (f) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New Jersey (without reference to the conflicts of law provisions thereof).

                             [COUNTERPART SIGNATURE PAGE]

                     Executed as of the date first written above.


                              COMPANY:

                              PHARMAGENICS, INC.




                              By:    /S/  MICHAEL I. SHERMAN, Ph.D.
                            --------------------------------------
                                   Michael I. Sherman, Ph.D., President



                              NEW INVESTORS:


                              FOR ENTITIES:




                                          ON FILE
                         ----------------------------------------
                                   [Insert Name of Purchaser]


                              By:      /S/ ON FILE
                            --------------------------------------
                                   Name:
                                   Title:




                              FOR INDIVIDUALS:


                              By:     /S/  ON FILE
                            --------------------------------------
                                   Name:



                              EXISTING INVESTORS:


                              HEALTHCARE VENTURES III, L.P.



                              By:     /S/   ON FILE
                            --------------------------------------

                              HEALTHCARE VENTURES IV, L.P.



                              By:    /S/    ON FILE
                            --------------------------------------



                              EVEREST TRUST



                              By:     /S/    ON FILE
                            --------------------------------------




                              PAINEWEBBER R&D PARTNERS III, L.P.



                              By:     /S/    ON FILE
                            --------------------------------------


                                      /S/    ON FILE
                            --------------------------------------
                                   Larry Abrams

                                      SCHEDULE I

                                  EXISTING INVESTORS




                                        Number of Shares of
           Name                       Series C Preferred Stock
           ----                       ------------------------

Healthcare Ventures III, L.P                 247,202
Healthcare Ventures IV, L.P                   72,593
Everest Trust                                152,151
PaineWebber R&D Partners III, L.P.           480,242
Larry Abrams                                  24,846

                                     SCHEDULE II

                                    NEW INVESTORS
                                                                      Number of
                                                                      Shares of
                                                                      Series C
                                                                      Preferred
Name                                                                      Stock
----                                                                   ---------
PaineWebber Inc., Custodian FBO Dr. M.B. Abaza IRA                       10,000
Anthony M. & Allie J. Abbate                                              1,304
Carol A. Abdo                                                             1,304
John E. Abdo Trust John E. Abdo TTEE                                     20,000
Larry Abrams                                                             34,884
David H. Adamkin                                                         10,000
Virgil J. Adams                                                             652
Robert L. Aitchison                                                       3,000
Robert Alati, George Laktzian, Gerald Jahn, Lawrence S. Stanko            1,304
Joseph B. Allegretti                                                      5,200
PaineWebber Inc., FAO Alfonso Amato                                         652
Bruce B. Amshel                                                             652
PaineWebber C/F Arthur Ancowitz IRA                                       1,304
C. John Anderson                                                          1,300
Kurt Q. Anderson                                                          5,000
Robert Anderson and Mary C. Anderson JT TEN                              10,000
William C. Anderson                                                       3,000
James C. Ruboyianes and Michael G. Anderson                                 652
I. Jackson Angell                                                           652
Jack Argila and Joan Argila JT TEN                                          652
Stanley S. Arkin                                                          2,608
B & G Tobacco & Candy Co., Inc.                                          15,000
Vincent Bacolini                                                          1,304
Sharon Bahr                                                               2,500
Betty Baker Trust                                                         3,000
Phillip L. Baker Trust                                                    3,000
Brad Baran and Barbara Baran JT TEN                                       1,304
Leonard Barrack & Lynne A. Barrack                                        1,304
John J. Genoa Jr. & Harry J. Barry                                        1,304
Ilene Barth                                                               1,956
William L. Barton                                                         2,500
Henry J. Basil                                                            1,000
John R. Behrmann Revocable Trust                                          7,200
Doris Benson                                                              1,000
Todd W. & Cinda R. Berman                                                 2,000
Mildred C. Bianchi Living Trust DTD 11-14-84                                652
H. Duane Billmeyer Jr. TTEE H. Duane Billmeyer Jr. TR UA DTD 3-13-81      2,000
Moye Lynwood Bishop, Jr.                                                    652
William C. & Violette A. Blanks                                           2,800
Bertold Bodenheimer and Miriam Bodenheimer JT TEN                           652
PaineWebber Inc. FAO Thomas H. Boehm & Renee R. Boehm                       652
Warren F. Boos TTEE Warren F. Boos Revocable Trust DTD 2-27-91            1,956

                                    NEW INVESTORS
                                                                       Number of
                                                                       Shares of
                                                                       Series C
                                                                       Preferred
Name                                                                     Stock
----                                                                   ---------
Bernard S. & Elaine M. Brandchaft Trust                                   8,000
Fred Harry Brandt                                                         1,304
Jeffrey Bronson                                                             652
Joseph B. & Carolyn O'Neil Bronushas                                      1,000
Barry D. Brooks, MD & Susan M. Creagan, MD                               10,000
Olive Young Brown                                                         1,304
Kenneth A. Brown TTEE Kenneth A. Brown Trust UAD 5/25/88                    652
Courtney P. Brown Jr.                                                       652
John J. Burke & Mary K. Burke                                             1,800
Leo J. Burke & Cindi Burke                                                  652
James Burkoff                                                               652
Beth Burnam Trust of 1993 Beth Burnam Trustee                            13,044
Bruce Burnam Trust of 1992 Bruce Burnam Trustee                          13,044
John R. Byerly                                                            5,000
J. Richard Caldwell, Jr. & Jo Ann Caldwell                                1,304
Patricia C. Carnes                                                        1,000
Francis S. Carnes Jr.                                                     1,000
Thomas R. Carney MD APC Profit Sharing Trust Fund DTD 6/25/74               652
Theodore R. Carski                                                        1,400
Kenneth Carter & Karen G. Carter                                          3,000
A. Bailey Chapin                                                          4,000
Chester Chastek                                                           3,912
Iftikhar A. Chatha                                                          652
Manu Chatterjee                                                          12,608
M. Robert Ching & Phyllis Ching                                           1,304
Phyllis Ching                                                            29,020
Victor Ching & Beverly Ching                                              1,304
Philip T. & Beverly Ching Revocable Living Trust DTD 6/28/88              1,304
Philip Ching MD Inc. Profit Sharing                                       1,304
Virginia L. Christy Revocable Trust                                       5,869
Perry Chu & Celia Chu                                                       652
Priscilla K. Chu                                                            652
CIRCLE C, L.P. Alfred A. Caro Trustee Alfred A. Caro Living Trust         7,600
James R. Clifton                                                            652
Marguerite Collier                                                        1,304
Roger Colton PA Profit Sharing Plan & Trust DTD 1/1/81                    1,000
Lee Comer                                                                 5,000
Donald Ray & Delia E. Cook                                                8,800
Larry N. Cook and Christine L. Cook JT TEN                               10,000
C. Gary Cooper MD Inc. Pension and Profit Sharing                           652
Anthony Coppola IRA                                                       1,304
Charles Costa                                                               652

                                    NEW INVESTORS
                                                                       Number of
                                                                       Shares of
                                                                       Series C
                                                                       Preferred
Name                                                                     Stock
----                                                                   ---------
Robert B. Costello & Marcia M. Costello                                   1,304
William A. Crosetto                                                       4,000
Warren Cross                                                              5,000
D. Jeanie Cushner & Charles Cushner                                       3,000
William Davidson                                                            652
PaineWebber Inc. FAO Leslie A. Davis                                        652
Renee Crile Davis                                                         1,000
Steven Dawes                                                                652
Anthony Denisco                                                             652
Alan S. Dernbach                                                          1,304
PaineWebber CDN FBO Angela DiDomenico IRA                                   800
James R. Dobyns                                                             652
Charles W.H. Dodge                                                          652
Richard B. Donati & Donna J. Donati                                       2,804
PaineWebber C/F Gale Thomas Downey IRA                                    6,304
Joseph Dragoni                                                              700
Thomas Dravis & Peggy Dravis                                              3,152
Grace R. Robbin or Vern Drehmel TTEES for the Drehmel-Robbin
  Trust UA DTD 3/91                                                       2,500
Paul Dresnick                                                               652
Paul Dresnick Professional Corp Pension and Profit Sharing Plan             652
Scott F. Drill                                                            8,000
Richard A. Dudek                                                          1,200
Bennet Dworkis & Arlene Dworkis                                             800
Robert G. Easton                                                          2,000
Nabil Ebraheim & Tracy Ebraheim                                           5,000
Charles C. Edwards                                                        5,000
Electrolight Investments LTD                                             19,000
Palm Beach Ear, Nose, & Throat Assn. P.A. Profit Sharing Plan             2,608
William Epps RPT PA Employees Pension Plan                                  652
Thomas Nesgoda TTEE ER Doc Inc. Master Profit Sharing
  Plan Trust DTD 1/89                                                    17,500
Everest Trust                                                            65,000
Frank E. Everett                                                         20,200
William Farhet                                                            1,304
R. Bruce Farmer                                                           1,956
PaineWebber C/F R. Bruce Farmer IRA                                       5,652
James F. Fasi                                                             2,500
Jerome J. Feder & Elayne J. Feder                                         2,500
Allen W. Feldman                                                          2,500
Joseph & Carol C. Ferguson                                               15,000
Kenneth M. Fernandez                                                      2,608
Donald J. Finnegan, Jr.                                                   7,500
Sam N. Fisse                                                              1,304

                                    NEW INVESTORS
                                                                       Number of
                                                                       Shares of
                                                                       Series C
                                                                       Preferred
Name                                                                     Stock
----                                                                   ---------
Mickie Flanigan                                                           7,600
Walter A. Forbes                                                            652
George N. Forker, MD                                                      4,000
John H. Forte                                                             2,608
A. Steven Franchak                                                        6,000
T.J. Franken & Julie L. Franken                                          10,000
Marvin Fribush & Dora Fribush                                             4,000
James Gaffney & Kathleen Gaffney                                            800
Subhash Gajendragadkar                                                    1,304
John K. Garvey                                                           15,200
Peter W. Gault and B. Christine Gault JT TEN                                652
Carlson Gerdau                                                            1,000
Alan S. Gertler & Doris L. Gertler                                        1,304
Fred Ghavidel                                                             5,000
Fred Ghavidel and Kurt Anderson                                           2,608
Ruth Gilbert                                                              1,000
PaineWebber Trust Co TTEE FBO John H. Gilmer Keogh                          800
PaineWebber C/F David W. Gjerde IRA                                       2,000
Leonard M. Goldstein                                                        652
James Gosman                                                              2,500
C. Herbert Grauling, Jr.                                                  2,600
Constance I. Graves                                                       1,304
Robert M. Gray                                                              652
John M. & Mary A. Grewe                                                     978
Tom Gumprecht and Bonnie J. Witrak                                        6,000
George E. Hackney II and Eden H. Hackney JT TEN                           1,000
Mark D. Hafermann & Vija Hafermann                                        1,304
William O. Hagerman                                                       1,000
Jack D. Hagewood Profit Sharing Plan                                      1,304
Raymond A. Haik                                                           1,000
PaineWebber C/F Robert J. Hall IRA                                        5,000
Robert G. Hamilton                                                        3,000
Philip M. Hampton and Elaina F. Hampton JT TEN                            7,600
Peter & Taffy Handy                                                       1,304
James W. Harrington and Carole N. Harrington JT TEN                         652
Brian F. Harris and Carolyn K. Harris Trustees
  Harris Family Trust 10/20/88                                           10,000
Kenneth A. & Irene Hartung                                                1,500
Joseph W. Hasler                                                          1,956
Robert C. Hawkins                                                         5,000
HealthCare Ventures II, L.P.                                            232,558
David & Joan Heinke                                                         652
Mark T. Hellner and Mary Lee Hellner JT TEN                                 652

                                    NEW INVESTORS
                                                                       Number of
                                                                       Shares of
                                                                       Series C
                                                                       Preferred
Name                                                                     Stock
----                                                                   ---------
PaineWebber CDN FBO Glen A. Hemstock IRA                                    800
Howard C. Hines                                                           1,304
Carl Hirsch and Anne D. Hirsch JT TEN                                     1,300
Leif Holgersen and Marcia Holgersen JT TEN                                1,304
Joel Hollingshead & Judith Hollingshead JTWROS                            1,304
Donald Horst                                                              5,000
Nancy F. Howar                                                            2,000
Victor Hsia and Virginia Hsia JT TEN                                      2,000
Henry T. Hsia & Alice Hsia Revocable Living Trust                         1,304
Laura Huberfeld & Naomi Bodner A Partnership                            140,000
Jane Ann Hudson-Davis                                                     2,000
Charles E. Huffman and Jonita S. Huffman JT TEN                           1,304
I.O. Co., Ltd. - A California Limited Partnership                        20,000
Demarest Ingraham and Marion Ingraham JT TEN                                652
Moreland R. Irby, Jr.                                                       652
John Jacobs III                                                             652
George D. Jagels, Jr.                                                    10,000
William A. Janssen TTEE William A. Janssen Rev Trust                        652
Theodore Johnson                                                         24,800
Norman W. Johnston                                                        2,500
David Jones & Sue Ann Jones                                               1,304
John Z. Jones and Arlene M. Jones JT TEN                                    652
Korey S. Jorgensen                                                          652
Lanny M. Kalik & Gail Kalik                                               1,304
Venkateswara Kanubaddi                                                      652
Daniel Kaplan                                                               652
Leonard Karp and Cheryl L. Karp JT TEN                                    3,152
Daniel P. Kearney                                                         1,304
Dimitri & Lorraine Kececioglu COTTEES Kececioglu Family
  Trust DTD 6/30/89                                                       2,325
Tom L. Kemph and Barbara Kemph                                              652
Mary L. Kenzie                                                              652
Ross B. Kenzie                                                              652
Gregory S. Pineda TTEE Kern Co. Neurological Med Group
  Pension Plan UA 10-1-74                                                 1,000
Gyanchand J. Khicha & Manorama G. Khicha TTEES
  Gyanchand J. Khicha Liv Trust                                           4,800
Edwin A. Kilburn                                                          4,000
Hyoung D. Kim                                                               652
Rachel K. King                                                              652
Robert W. King                                                            2,500
Claudine B. Kirkwood                                                      2,608
Sheldon W. Kirsner TTEE Sheldon W. Kirsner Rev Trust 10/14/87             1,304
Philip W. Klaus, Jr.                                                      1,200
Ronald Kolker and Ruth Kolker JT TEN                                      2,000

                                    NEW INVESTORS
                                                                       Number of
                                                                       Shares of
                                                                       Series C
                                                                       Preferred
Name                                                                     Stock
----                                                                   ---------
William Stanley Konetzki                                                  4,600
Yvonne Koo                                                                1,304
William E. Krauter                                                        3,912
Janet M. Kroll                                                              652
Jerome I. Kroll                                                             652
Carl A. & Jacqueline Kuhn                                                 1,304
Joyce A. Lagnese                                                          2,804
J. Joseph Lally and Sharon F. Lally TTEES of the
  Lally Living Trust DTD 6-8-92                                          23,500
Richard Landrum                                                             652
Harold & Julie Lane                                                         652
John Lane                                                                   600
Eivind G. Lange and Betty Ivey Lange TTEES FBO
  Eivind & Betty Lange Living Trust                                         652
Ellen Larsen                                                              1,304
Karl Larsen                                                               1,304
Richard E. Lautner & James R. Nunn                                        1,000
Morgan A. Lawrence                                                        8,600
Joohn Shik & Adrienne Ok-Ja Lee                                          10,000
Tennyson G. Lee and Esther K. Lee JT TEN                                  1,304
Robert Levy                                                               5,000
Doree Levy                                                                2,500
Nancy S. Lewis                                                            2,000
Robert C. Lewis, Jr.                                                      2,700
PaineWebber C/F Paul A. Lillejord IRA                                       652
Rong-Chung Lin and Shiow Bih Lin JT TEN                                     652
Bruce G. Livergood                                                        1,304
Bruce G. Livergood IRA                                                      652
Gail Livergood IRA                                                          652
David A. Lombardero                                                       2,000
Gary Z. Lotner and David G. Tinkelman TEN IN COM                            652
Fredia Loveland                                                             652
George A. Loveland                                                        4,000
Thomas V. Loveland                                                          652
Jack R. Loving                                                            1,304
Frank J. Low and Edith M. Low JT TEN                                        652
David A. Lowry                                                            2,000
Herbert Lucks and Anita H. Lucks JT TEN                                   3,260
PaineWebber C/F Kristi Lund Lozier IRA                                    5,000
Doris Lund Revocable Trust - Doris Lund TTEE                              5,000
Lake Lytal, Jr.                                                           1,304
Morton J. Macks                                                           5,000
Brenda R. Majdalani                                                       2,000
Bernard Manekin                                                           4,000

                                    NEW INVESTORS
                                                                       Number of
                                                                       Shares of
                                                                       Series C
                                                                       Preferred
Name                                                                     Stock
----                                                                   ---------
Harold Manekin                                                            2,304
Wm. E. Manley                                                             1,304
Rita N.A. Mansour                                                         3,500
T. Joseph Mardelli, MD, PA Money Purchase & Pension
  Trust DTD 11/1/86 FBO TJ Mardelli                                       1,304
PaineWebber Inc. FAO James A. Maritz III Trust                              652
Cynthia Ann Maritz TTEE Cynthia Ann Maritz Trust                            652
UMB Bank NA TTEE Toledo Radiological Assoc FBO Gerald Marsa               3,000
Dorothy Marshall                                                          1,304
Patrick C. Massa and Patricia E. Massa JT TEN                             1,304
Joseph & Carol McCormick                                                  5,000
Michael F. McDermott                                                        652
D.W. McDonald & Donna McDonald                                            1,304
Edwin P. McDuffie                                                           652
Ralph L. McElroy                                                          1,504
Harry McGowan                                                               652
William B. McGuire                                                        6,304
Rick & Deborah McKinney                                                  21,304
James D. & Anne T. McLaughlin                                             2,800
John C. and Dorothy M. McNee Revocable Trust
  John C. and Dorothy M. McNee TTEES                                      7,000
Edward T. McPhee, Jr.                                                     5,000
J. Owen McPherson & Boatmen's First Nat'l Bank
  TTEES of J. Owen McPherson Rev Trust                                    2,608
George F. Medill                                                          5,000
Aristides Melissaratos                                                    2,000
Robert G. Mennel, MD                                                      1,000
W. Tom Meredith and Judith H. Meredith JT TEN                             3,800
H. Kent Mergler                                                           2,800
W.E. Michael Mikhail TTEE under Rev Trust of W.E.
  Michael Mikhail DTD 7-19-95                                            20,000
Gary & Arlene Miller                                                        652
Meredith Miller                                                           1,652
Charles J. Miller III                                                       800
Bonnie Minzer                                                               652
Irwin Minzer                                                                652
Richard E. Mistler Trustee Richard E. Mistler Trust                       8,800
Kathleen Moody                                                            5,652
Winship B. Moody, Sr.                                                       652
Donald Morgan                                                               652
Jon C. Moyle                                                                652
Ferid & Carol A. Murad                                                    3,913
PaineWebber C/F Kenneth Murdock IRA                                       2,500
Paul M. Murphy                                                            3,800
Philippe G. Mutrux and Alice Marie Mutrux TTEES
  Mutrux Rev Living Trust UTD 2-28-90                                       652
Edmund G. Nasief, Jr. and Nancy L. Nasief JT TEN                         10,000

                                    NEW INVESTORS
                                                                       Number of
                                                                       Shares of
                                                                       Series C
                                                                       Preferred
Name                                                                     Stock
----                                                                   ---------
James A. Nelson                                                           5,000
James P. Newby                                                            3,800
Samih F. Nimri                                                            5,000
John S. Nolan                                                               652
Walter J. Nott                                                            4,652
The Oracle Fund Inc.                                                    100,000
Steve A. Oravecz                                                          3,000
Phyllis M. Oxtoby                                                         2,400
Gwendolyn R. Paine                                                        3,200
Ronald Pancner                                                              652
Stelios Papadopoulos                                                     50,000
Estate of Hilda B. Parker, Stephen L. Parker and
  Marilou Parker Co-Executors                                             2,652
Donald R. & Margaret Mary Parks                                          10,200
Parkway Associates                                                          652
Patheco Investment Partners, Ltd. Patrick Henry General Partner           1,304
Pathology Service Pension and Profit Sharing Trust FBO
  Franklin H. Martin                                                      7,500
Louis J. Patierno & Margaret S. Patierno                                  1,000
Charles H. Patterson & Sharon L. Patterson TTEES of
  Patterson Family Trust DTD 2-2-84                                       1,304
Eugene Patton                                                             3,000
Nan Pearlman                                                              5,000
Nora R. Peek & Thomas R. Peek Co-TTEES U/A DTD 8/29/90
  FBO Nora R. Peek Rev Trust                                              2,500
Xavier D. Pereira and Minda C. Pereira JT TEN                             1,304
Clifford R. Perez & Janet R. Perez                                          652
Kenneth A. Perkins                                                        2,608
Micheal C. Pistole, MD                                                    1,304
Bernard E. Platt TTEE Bernard E. Platt Trust UAD 7-9-86                   1,304
Donald Plochocki and Luanne Plochocki                                     1,304
Charles & Wendy Plotkin                                                   7,600
John S. Poindexter III                                                      652
Erich R. Pontasch, MD                                                     4,100
Portico Investments Limited                                               6,522
John Potocki                                                              1,000
William P. Potsic                                                         1,304
J. Travis Prewitt                                                         3,000
Donald H. Putnam, Jr.                                                     6,000
David I. Rabo & Jean N. Rabo                                                652
Fred A. Rabo & Dorothy M. Rabo                                              652
Charles F. Radice and Alice Radice JT TEN                                 2,608
Robert C. Radice TTEE U/A DTD 8/7/91 for Robert C. Radice Trust           2,608
Noel P. Rahn                                                              2,608
Ronald T. Ramge                                                           1,200
Krishnamurti N. Rao TTEE Money Purchase Profit Sharing Plan DTD 8-1-86    1,304

                                    NEW INVESTORS
                                                                       Number of
                                                                       Shares of
                                                                       Series C
                                                                       Preferred
Name                                                                     Stock
----                                                                   ---------
Hugh A. Raphael and Jo A. Raphael JT TEN                                    652
Jose Raquel                                                               2,652
Mark B. Ratterman TTEE Mark B. Ratterman Rev Living Trust DTD 12-12-87    1,304
Mary G. Ray                                                               1,956
V. Chandra Sekhar Reddy                                                   1,304
William H. Reeder Trust William G. Reeder Trustee                         1,304
Michael Reese and Pamela Reese JT TEN                                     2,608
Frederick N. Reidenbach                                                   1,304
Mary G. Reinbolt                                                          3,000
Philip T. Resha                                                           1,304
Richard Ressner & Margaret Ressner                                        2,500
Madaiah Revana                                                            1,304
Gerald David Ritland                                                      3,002
Louis Rizzo and Grace Rizzo JT TEN                                        1,304
Leon Robbin                                                               5,000
Gary & Joanne Robertson                                                     652
Arthur J. Rose III                                                        3,600
Julius A. Rosenthal Residuary Marital Trust UA DTD 3-25-88
  Barry H. Rosenthal TTEE                                                 2,608
Dennis L. Ross & Ann M. Ross                                              3,800
Tom Rossi                                                                   652
Dermot F. Rowland                                                         1,304
Jean C. Rubin                                                             3,000
Kevin A. Rubin                                                            3,000
Joel William Rudd Living Trust                                            1,304
Craig A. Rush IRA                                                         2,500
Laurence P. Russe Trust U/I/T 5/30/85                                     1,304
Peter J. Russo                                                            5,000
Stephen R. Saddemi                                                        3,000
Herbert D. Sahar & Lorraine M. Sahar                                      2,608
Nasr N. Salaita and Miriam B. Salaita JT TEN                                652
Joseph S. Sanfilippo and Patricia M. Sanfilippo JT TEN                   24,000
Costas Sarantopoulos                                                      3,600
Sarcar Associates                                                           652
Phillip G. Saunders                                                       1,304
John & Virginia Schilling                                                   652
David Schmitz                                                            20,000
Gerald E. Schneider                                                       1,304
Roger Schnell                                                             3,912
Kenneth, Russell & William Schomig SUCC Co-TTEES U/A/D 8/1/89
  Rita R. Schomig Trust                                                   1,000
Charles N. Schumann & Helen Schumann                                      1,304
Kathleen F. Schwieger                                                       800
Jean Rockwell Scudder                                                       652

                                    NEW INVESTORS
                                                                       Number of
                                                                       Shares of
                                                                       Series C
                                                                       Preferred
Name                                                                     Stock
----                                                                   ---------
Donald L. Sears                                                           1,152
M.J. Seby & Ann Seby                                                        652
Cabot Sedgwick                                                            1,652
George A. Sedlock                                                           652
Thomas J. Sedlock                                                         2,800
Narendra N. Shah & Kamini N. Shah                                           652
Ratilal N. Shah & Bonny K. Shah                                           1,500
Gerald Joseph Shaughnessy IRA                                             2,000
Oliver Shaw TTEE Oliver Shaw Living Trust 9-12-91                         2,608
Harvey L. Shephard & Dale Shephard TTEES for the Shephard Trust           2,608
Martin P. & Susan R. Sherman                                              3,488
Michael I. Sherman                                                       12,000
Otto A. Silha                                                             1,304
Dr. Jogendra & Kirpal Kaur Singh                                          2,304
Dean O. Smith                                                             3,800
Robert G. & Linda V. Smith                                                7,000
Stewart W. Smith & Nancy W. Smith                                         2,652
Thomas J. Smith                                                           3,000
Ronald E. Solomon                                                         1,304
Sos & Co                                                                  6,522
Joe M. Sowder and Alice V. Sowder JT TEN                                  1,304
James R. Richman and Harold S. Spar JT TEN                                1,304
Arnold Sperling & Lynn Sperling                                          15,000
Eileen Spigelmire                                                         1,500
Robert H. Spitzer & Elizabeth A. Spitzer JT TEN                             652
Arnold Stadheim                                                             652
John Stafford                                                            13,000
PaineWebber C/F Ernie Stautner Rollover IRA                               1,300
Corey A. Steadman                                                         2,600
John R. Stephens                                                         10,000
Dominic Stevens & Mary Stevens                                              652
Daniel J. & Elvera Stock                                                  2,977
Margaret E. Hancock, TTEE Stremark Trust U/A DTD 6-30-93                  3,000
Michael D. Strum                                                            652
Ellen Su                                                                  1,304
Marvin Sundquist                                                          1,304
PaineWebber C/F Michael Swanson IRA                                       5,000
George Tallyn                                                             2,652
Irene C. Tanury Trust DTD 1-19-85                                         1,000
S. James Tanury Trust                                                     1,000
Swannie Zink Tarbel                                                       1,500
John V. Thiemann Trust DTD 5-21-75                                        2,608

                                    NEW INVESTORS
                                                                       Number of
                                                                       Shares of
                                                                       Series C
                                                                       Preferred
Name                                                                     Stock
----                                                                   ---------
Lawrence E. Thomas and Mary Ellen Thomas JT TEN                             652
Lenerd G. Thomas Family Trust                                             2,600
John F. Thomas Trust                                                      3,000
Elisa F. Thomases                                                         1,800
PaineWebber C/F Pamela Morris Thomford IRA                                2,500
Michael A. Thompson                                                       2,000
Sioe Thung Thompson                                                       4,000
Frank L. Thompson TTEE Thompson Living Trust                              7,608
Severt W. Thurston, Jr.                                                   1,304
James G. Tierney and Shirley A. Tierney TTEES FBO
The Tierney Family Trust                                                  1,304
Gary D. Timm & Susan T. Timm                                              2,000
Gil Timm & Trili Timm                                                     1,304
Michael L. Timm & Karen G. Timm                                           1,304
A. Thomas Traina                                                          2,500
Tri - Lateral Trading Company                                             2,608
Gerald F. Tuohy & Darlene Tuohy                                             652
Louis Keimach & A. Raymond Tye                                              652
United Electric Co., Inc.                                                15,000
James E. Valentine                                                        1,304
Fred C. Van Bebber                                                        3,800
Claudio E. Vincenty and Kim M. Vincenty JT TEN                              652
Richard L. Voorhees                                                       3,000
Harvey Wallack MD Medical Corp Target Benefit Plan                        5,304
Doris A. Walsh                                                            3,000
John D. Warner                                                            1,304
Jerry Watkins                                                               652
Frank Weatherman & Glenna Weatherman JT TEN                                 652
PaineWebber C/F Marvin Weathers IRA                                         652
James A. Weaver                                                           3,912
William J. Webber                                                         3,000
Walter U. Weber & Marlene A. Weber                                          652
Martin L. Weich & Sharon G. Weich                                         5,652
Arnold Weiss                                                                652
John E. Wenaas                                                            3,652
Barbara Wertheimer                                                        2,500
Frederick Wertheimer                                                      5,000
Terry L. Whipple                                                            652
Bruce Whitaker IRA                                                        2,000
Charles S. White III, MD                                                 10,000
Andrew Wiegand                                                            3,000
Anders P. Wiklund                                                        10,000
Michael M. Wild Trust U/A DTD 6-30-77                                     1,000

                                    NEW INVESTORS
                                                                       Number of
                                                                       Shares of
                                                                       Series C
                                                                       Preferred
Name                                                                     Stock
----                                                                   ---------
PaineWebber C/F Alfred C. Wilder IRA                                      1,304
Estate of H.J. Wilkens Minel Wilkens Executor                               652
Peter P. Williams                                                           652
Keith Wilson                                                              1,304
Adrian Woldring and Connie Woldring                                         652
Wolowitz Partners Pension Fund                                            5,200
Bernice M. Woock Revocable Trust DTD 6-5-90                                 652
Tom R. Wootten & Miriam Wootten                                             652
Martin & Phyllis Yocum                                                      652
Mark Zaharski & Donna Zaharski                                            1,000
Peter Zes & Joan Zes                                                        652
PaineWebber C/F Ronald W. Zesch IRA                                       2,500
PaineWebber CDN FBO Donald C. Zickus IRA                                    800
Tom S. Ziems                                                              3,000